UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  September 29, 2015

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

951 Gateway Boulevard
South San Francisco, California 94080
(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 29, 2015, an oral presentation at the European Respiratory Society (ERS) International Congress regarding the GlaxoSmithKline plc-sponsored Study to Understand Mortality and MorbidITy in COPD (SUMMIT), a survival study of RELVAR®/BREO® ELLIPTA® 100/25mcg (fluticasone furoate/vilanterol or “FF/VI”) was made by the Principal Investigator in that study on behalf of the study investigators.  The aim of the study was to prospectively evaluate the effect of FF/VI 100/25mcg compared with the placebo on survival in chronic obstructive pulmonary disease (COPD) patients with moderate airflow limitation and a history or risk of cardiovascular disease (CVD).  FF/VI is in development under the LABA collaboration agreement between GSK and Theravance, Inc.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: September 29, 2015	By:	/s/ Eric d’Esparbes

Eric d’Esparbes
Vice President and Chief Financial Officer

3